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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2003


                        FINANCIAL ASSET SECURITIES CORP.

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF JUNE 1, 2003, PROVIDING FOR
                    THE ISSUANCE OF ASSET BACKED PASS-THROUGH
                          CERTIFICATES, SERIES 2003-2)


                        FINANCIAL ASSET SECURITIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                  333-104153                 06-1442101
----------------------------         -----------          ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                           06830
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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                                       -2-

Item 5.  OTHER EVENTS

Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled Fremont Home Loan Trust 2003-2, Asset-Backed Certificates, Series 2003-2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2003, among the Registrant as depositor, Litton Loan Servicing LP as servicer and Deutsche Bank National Trust Company, as trustee. The Certificates to be designated as the Series 2003-2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and first and second lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


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                                       -3-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         EXHIBIT NO.           DESCRIPTION
         -----------           -----------
             99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of Fremont Home Loan Trust 2003-2, Asset-Backed Certificates, Series
                           2003-2.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2003

                                          FINANCIAL ASSET SECURITIES CORP.


                                          By: /s/ Frank Skibo
                                              --------------------------------
                                          Name:   Frank Skibo
                                          Title:  Senior Vice-President



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                                INDEX TO EXHIBITS




                                                               Sequentially
     Exhibit No.                Description                    Numbered Page
     -----------                -----------                    -------------
        99.1             Collateral Term Sheets (as defined           P
                         in Item 5) that have been provided
                         by Greenwich Capital Markets, Inc.
                         to certain prospective purchasers
                         of Fremont Home Loan Trust 2003-2,
                         Asset-Backed Certificates, Series
                         2003-2.








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                                  EXHIBIT 99.1

                                 FILED BY PAPER